EXHIBIT 10.1

                           SMALL CAP STRATEGIES, INC.
                             2008 STOCK OPTION PLAN

1. Purposes of the Plan. The purposes of the "Plan" (as defined herein) are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the Company's business through the issuance of options, stock purchase rights, other stock-based awards, and other benefits. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options. Stock purchase rights may also be granted under the Plan

2.   Definitions. As used herein, the following definitions shall apply:

     a. "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan to administer the Plan.

     b. "Award" means any award or benefit granted to any participant under the Plan, including, without limitation, the grant of Options, Stock Purchase Rights, and other Stock-based awards and other benefits.

     c.   "Board" means the Board of Directors of the Company.

     d.   "Code" means the Internal Revenue Code of 1986, as amended.

     e. "Committee" means a Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

     f.   "Common Stock" means the Common Stock of the Company.

     g.   "Company" means Small Cap Strategies, Inc.

     h. "Consultant" means any person, including an advisor, who is not an Employee but is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

     i. "Disability" means, with respect to an Optionee, that the Optionee has any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and which renders the Optionee unable to engage in any substantial gainful activity. An Optionee shall not be considered to have a Disability unless Optionee furnishes proof of the existence thereof in such form and manner, and at such time, as the Administrator may require, and the Administrator determines in its discretion that the Optionee has such a medically determinable physical or mental impairment.

     j. "Employee" means any person who is determined by the Administrator to be a common law employee of the Company or any Parent or Subsidiary of the Company. With respect to any entity for which the Company or any Parent of Subsidiary of the Company is a single owner and which is disregarded as an entity separate from its owner pursuant to Treasury Regulations Section 301.7701-3, any person who determined by the

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          Administrator  to be a common law  employee  of that  entity  shall be treated as an Employee.

     k.   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     l. "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          i. If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock on the date of determination (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          ii. If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination or;

          iii. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

     m. "Incentive Stock Option" means an Option which is treated as an incentive stock option within the meaning of Section 422 of the Code. An Option shall only be treated as an Incentive Stock Option pursuant to the Plan if it is originally designated as an Incentive Stock Option in the Option Agreement. An Option originally designated in an Option Agreement as an Incentive Stock Option may nonetheless be treated as a Nonstatutory Stock Option if the Option at any time after grant fails to meet to requirements for incentive stock option treatment under Section 422 of the Code.

     n. "Nonstatutory Stock Option" means an Option which is not an Incentive Stock Option. An Option which is designated as a Nonstatutory Stock Option in the Option Agreement pursuant to which the Option was granted shall in all events be treated as a Nonstatutory Stock Option. Furthermore, an Option originally designated as an Incentive Stock Option may subsequently become a Nonstatutory Stock Option upon the Option subsequently failing to meet the requirements for incentive stock option under Section 422 of the Code.

     o. "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     p.   "Option" means a stock option granted pursuant to the Plan.

     q.   "Option Agreement" has the meaning set forth in Section 18 hereof.

     r. "Optioned Stock" means the Common Stock subject to an Option or a Stock Purchase Right.

     s. "Optionee" means an Employee or Consultant who receives an Option or Stock Purchase Right, other Stock-based award, or other benefit.

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     t.   "Parent"  means  a  "parent  corporation,"  whether  now or  hereafter existing, as defined in Section 424(e) of the Code.

     u. "Plan" means this 2008 Stock Option Plan, as amended from time to time in accordance with the terms hereof. When referenced in another document, the name "Small Cap Strategies, Inc. 2008 Stock Option Plan" refers to this Plan.

     v.   "Restricted Stock" has the meaning set forth in Section 11(a) hereof.

     w.   "Restricted  Stock  Purchase  Agreement"  has the meaning set forth in
          Section 11(a) hereof.

     x. "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 below.

     y. "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 below.

     z. "Stock Purchase Right Agreement" has the meaning set forth in Section 18 hereof.

     aa.  "Subsidiary"  means  a  "subsidiary   corporation,"   whether  now  or
          hereafter existing, as defined in Section 424(f) of the Code.

     bb. "Ten Percent Shareholder" means a person who, at the time an Option is granted, owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or of its Subsidiary or parent (within the meaning of Section 424(e) of the Code)).

3. Stock Subject to the Plan. Subject to adjustment pursuant to Section 12 of the Plan, and effective as of November 15, 2008, the maximum aggregate number of shares which may be issued pursuant to the Plan is 3,000,000 shares of Common Stock. Such number of shares of Common Stock may be issued under this Plan pursuant to Incentive Stock Options, Nonstatutory Stock Options, Stock Purchase Rights, other Stock-based awards, other benefits, or any combination thereof, so long as the aggregate number of shares so issued does not exceed such maximum aggregate number of shares, as adjusted. The shares may be authorized, but unissued or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

4.   Administration of the Plan.

     a. Procedure. The Plan shall be administered by a "Compensation Committee" whose members are appointed by the Board. The Compensation Committee shall be comprised of not less than two (2) members of the Board whose role, in addition to any other roles such Compensation Committee is required or empowered to administer on behalf of the Board, shall be to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the
          Compensation Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Compensation Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Compensation Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Compensation Committee, the

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          term  "Compensation  Committee" as used herein shall be deemed to mean the Board.

               i. Members of the Board or Compensation Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Compensation Committee during which action is taken with respect to the granting of an Option to him or her.

               ii. The Compensation Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Compensation Committee shall constitute a quorum. Any acts by the Compensation Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Compensation Committee shall be valid acts of the Compensation Committee.

               iii. Multiple  Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

               iv. Administration With Respect to Consultants and Other Employees. With respect to grants of Options, Stock Purchase Rights, other Stock-based awards, or other benefits, to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by
                    (A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Nevada corporate and securities laws, of the Code, and of any applicable stock exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

               v. Administration With Respect to Directors Who Are Not Employees. With respect to grants of Options, Stock Purchase Rights, other Stock-based awards, or other benefits to directors who are not Employees, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board; provided that any policy of the Company concerning grants of Options, Stock Purchase Rights, other Stock-based awards, or other benefits to non-Employee directors as director compensation shall be approved by a majority of the members of the Board who are either Employees of the Company or non-Employee directors who have waived their right to receive such compensation.

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     b.   Rule   16b-3   Requirements.   Unless  the  Board  is  acting  as  the
          Compensation Committee or the Board specifically determines otherwise, the members of the Compensation Committee shall be both "non-employee directors" within the meaning of Rule 16b-3, and "outside directors" within the meaning of Section 162(m) of the Code. The Board shall take all action necessary to cause the Plan to be administered in accordance with the then effective provisions of Rule 16b-3, provided that any amendment to the Plan required for compliance with such provisions shall be made in accordance with Section 10 of the Plan.

     c. Powers of the Compensation Committee. The Compensation Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Options under the Plan, prescribe agreements evidencing such Options and establish programs for granting Options. The Compensation
          Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to do the following, n its discretion:

          i. to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

          ii. to select the Consultants and Employees to whom Options, Stock Purchase Rights, other Stock-based awards, or other benefits may from time to time be granted hereunder;

          iii. to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

          iv. to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

          v. to approve forms of agreement for use under the Plan, including without limitation, Stock Purchase Right Agreements, Restricted Stock Purchase Agreements and Option Agreements, which forms need not be the same for any Optionee;

          vi. to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option, Stock Purchase Right, other Stock-based awards, or other benefits granted hereunder, including without limitation establishing vesting schedules for the exercise of Options which are based upon the passage of time performing services for the Company, meeting specified performance criteria or any other standards as may be determined appropriate by the Administrator;

          vii. to determine whether and under what circumstances an Option may be settled in cash instead of Common Stock;

          viii. to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

          ix. to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights; and

          x. to interpret the Plan, establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and

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               provision of any  agreements  entered into  pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

     d. Effect of Administrator's Decision. Whether explicitly provided elsewhere in this Plan with respect to any matter, all decisions, determinations and interpretations of the Administrator provided in this Plan shall be made in the Administrator's sole and absolute discretion, and shall be final and binding on all Optionees and any other holders of any Options, Stock Purchase Rights, other Stock-based awards, or other benefits.

     e. Limited Liability. To the maximum extent permitted by law, no member of the Compensation Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Option thereunder.

     f. Indemnification. To the maximum extent permitted by law, the members of the Compensation Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

     g. Effect of Compensation Committee's Decision. All actions taken and decisions and determinations made by the Compensation Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Compensation Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

5.   Eligibility.

     a. Nonstatutory Stock Options and Stock Purchase Rights may be granted to such Employees and Consultants as may be selected by the Administrator. Incentive Stock Options may be granted to such Employees as may be selected by the Administrator and may in no event be granted to someone who, on the date of grant, is not an Employee. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if otherwise eligible, be granted additional Options, Stock Purchase Rights, other Stock-based awards, or other benefits.

     b. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designations, to the extent that the aggregate Fair Market Value (determined as of the date of grant of the Option) of the shares of Option Stock with respect to which Options initially designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

     c. For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     d. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

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     e.   Non-Uniform Determinations.  The Administrator's  determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

     f. Newly Eligible Employees. The Administrator shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any Employee who becomes eligible to participate in the Plan or any portion thereof after the commencement of an award or incentive period.

     g. Leaves of Absence. The Administrator shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Administrator shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence.

6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8.   Option Exercise Price and Consideration.

     a. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator; provided however, that with respect to any Incentive Stock Option, the price shall be:

          i. no less than 110% of the Fair Market Value per Share on the date of grant, if granted to a Ten Percent Shareholder;

          ii. no less than 100% of the Fair Market Value per Share on the date of grant, if granted to a person other than a Ten Percent Shareholder.

     b. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of
          (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the

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          Administrator and the broker,  if applicable,  shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In making its
          determination  as  to  the  type  of  consideration  to  accept,   the
          Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9.   Exercise of Option.

     a. Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          i.   An Option may not be exercised for a fraction of a Share.

          ii. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

          iii. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     b. Withholding Taxes. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

     c. Termination or Lapse of Options Issued to Employees. The following provisions of this Section 9(c) and Section 9(e) shall apply to every Option unless the Option Agreement explicitly specifies that such provisions do not apply to the Option evidenced by that Option Agreement. Any portion of an Option which is not otherwise exercisable as of the date of an Optionee's termination of employment with the Company and any Parent or Subsidiary shall terminate and not be exercisable. Any portion of an Option which was exercisable as of the

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          date of  termination  of any  such  employment  shall  be  exercisable following such termination of employment only as hereinafter provided in this Section 9(c), subject to Section 9(e).

          i. Termination of Employment; Generally. In the event of termination of an Optionee's employment with the Company and any Parent or Subsidiary under any situation not described in paragraphs 2) or
               3) of this Section 9(c), the Optionee may exercise any Option to the extent the Option was exercisable as of the date of termination of employment until the earlier of the date which is three (3) months after the date of termination of employment or the expiration the term of the Option as set forth in the Option Agreement, whereupon the Option shall terminate and no longer be exercisable. For purposes of this paragraph, a transfer of employment relationship between or among the Company and/or a related entity shall not be deemed to constitute a cessation of the employment relationship with the Company or any of its related entities. For purposes of this paragraph, with respect to Incentive Stock Options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

          ii.  Disability  of  Optionee.  In  the  event  of  termination  of an
               Optionee's employment with the Company and any Parent or Subsidiary due to Disability, the Optionee may exercise any Option to the extent the Option was exercisable as of the date of termination of employment until the earlier of the date which is twelve (12) months from the date of such termination or the expiration of the term of the Option as set forth in the Option Agreement, whereupon the Option shall terminate and no longer be exercisable.

          iii. Death of Optionee. In the event of termination of an Optionee's employment with the Company and any Parent or Subsidiary as a result of the death of an Optionee, the Option may be exercised to the extent the Option was exercisable as of the date of death until the earlier of the date which is twelve (12) months from the date of death or the expiration of the term of the Option as set forth in the Option Agreement, whereupon the Option shall terminate and no longer be exercisable.

     d. Termination of Options issued to Consultants. The conditions upon which an Option granted to a Consultant will terminate as a result of the Consultants' termination of services to the Company, whether as a result of death, disability, voluntary termination, termination for cause, or nonrenewal of any consulting agreement, shall be as determined by the Company and the Consultant at the time of grant of the Option as set forth in the Option Agreement.

     e. Termination of Options due to Termination for Cause. In the event an Optionee is terminated as an Employee or Consultant for cause, as determined by the Administrator in its sole discretion, or breaches any agreement with the Company, before or after termination, including any noncompete covenant, confidentiality agreement, or employment agreement, then any Options held by the Optionee shall immediately terminate. As used herein, "cause" shall mean fraud; dishonesty; negligence; willful misconduct in the performance of a persons duties as an Employee or Consultant; commission of a felony; commission of an act of moral turpitude (e.g. theft, embezzlement and the like) which in the good faith determination of the Administrator, is materially injurious to the Company or any Parent or Subsidiary; inattention to or substandard performance of duties; failure to perform a properly assigned duty; failure to follow the lawful written policies, rules or directives of the Company or any Parent of Subsidiary which failures, in the good faith determination of the Administrator, are materially injurious to the Company or any Parent or Subsidiary; violating any restrictive covenant in favor of the Company or any Parent of Subsidiary or any other material breach of any employment or consulting agreement with the Company or any Parent or Subsidiary.

     f. Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be determined by the Administrator to be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     g. Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. Non-Transferability of Options and Stock Purchase Rights. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Stock Purchase Rights.

          a. Rights to Purchase. Stock Purchase Rights may be issued to any Employee or Consultant. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed sixty (60) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a restricted stock purchase agreement in the form determined by the Administrator ("Restricted Stock Purchase Agreement"). Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock").

          b. Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

          c. Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

          d. Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in
               Section 12 of the Plan.

12.  Other Awards.

     a. Other Stock-Based Awards. Other awards, valued in whole or in part by reference to, or otherwise based on, shares of Stock, may be granted either alone or in addition to or in conjunction with any awards described in this Plan for such consideration, if any, and in such amounts and having such terms and conditions as the Board may determine.

     b. Other Benefits. The Board shall have the right to provide types of benefits under the Plan in addition to those specifically listed, if the Board believe that such benefits would further the purposes for which the Plan was established.

13.  Adjustments upon Changes in Capitalization or Change in Control.

     a. Changes in Capitalization. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares, or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Option Stock deliverable upon the exercise of an Option or Stock Purchase Right shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend, all as determined by the Administrator in its discretion. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option, Stock Purchase Right, other Stock-based awards, or other benefits. Upon the happening of any of the events described in this paragraph, the class and aggregate number of shares set forth in Section 3 hereof shall also be appropriately adjusted to reflect such events. The Administrator shall determine the specific adjustments to be made under this paragraph.

     b. Change in Control. In the event of (1) a dissolution or liquidation of the Company, (2) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on Optionees), (3) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or equity interests in the Company), (4) the sale of substantially all of the assets of the Company; or (5) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (any of the foregoing shall be referred to as a "Corporate Transaction"), any or all outstanding Options, Stock Purchase Rights, other Stock-based awards, or other benefits may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Optionees. In the alternative, the successor corporation may substitute equivalent Options, Stock Purchase Rights other Stock-based awards, or other benefits or provide substantially similar consideration to Optionees as was provided to stockholders (after taking into account the existing provisions of the Options and the Stock Purchase Rights). In the event such successor corporation (if any) refuses to assume or substitute such Options, as provided above, pursuant to a Corporate Transaction described in this paragraph, then any Options, Stock Purchase Rights, other Stock-based awards, or other benefits which are not exercised prior to the consummation of the Corporate Transaction shall terminate in accordance with the provisions of this Plan. In the event of a Corporate Transaction, the Administrator is authorized, in its sole discretion, but is not obligated, to waive any vesting schedule in some or all of the Options, Stock Purchase Rights, other Stock-based awards, or other benefits, such that the vesting of any such Options and Stock Purchase Rights be accelerated so that all or part of the previously unvested portion of such Options, Stock Purchase Rights, other Stock-based awards, or other benefits are exercisable prior to the consummation of such Corporate Transaction at such times and on such conditions as the Administrator determines. In addition, the Administrator is authorized, but not obligated, at the time any Options, Stock Purchase Rights, other Stock-based awards, or other benefits is granted or thereafter, to grant Optionees the right to receive a cash payment equal to the difference between the exercise price of the Options, Stock Purchase Rights, other Stock-based awards, or other benefits and the price per share of the Common Stock paid in connection with the Corporate Transaction on such terms and conditions that the Administrator may approve at the time.

14. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option, Stock Purchase Right, other Stock-based awards, or other benefits shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option, Stock Purchase Right, other Stock-based awards, or other benefits is so granted within a reasonable time after the date of such grant.

15.  Amendment and Termination of the Plan.

     a. Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     b. Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options, Stock Purchase Rights, other Stock-based awards, or other benefits already granted and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

16. Conditions upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option, Stock Purchase Right, other Stock-based awards, or other benefits unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, Stock Purchase Right, other Stock-based awards, or other benefits the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law. The Company shall be under no obligation to any person receiving an Award under the Plan to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions or transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

17. Reservation of Shares. The Company, during the term of this Plan, will, at all times, reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18. Agreements. The grant of any Option shall be evidenced by the Company and the Optionee entering into a written agreement (an "Option Agreement") in such form as the Administrator shall from time to time approve. The grant of a Stock Purchase Right shall be evidenced by written agreement (a "Stock Purchase Right Agreement") in such form as the Administrator shall approve from time to time. The grant of any other Stock-based award or other benefit shall be evidenced in such form as the Administrator shall approve from time to time.

19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

20. Information to Optionees and Purchasers. The Company shall make available to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options, Stock Purchase Rights, other Stock-based awards, or other benefits outstanding, and, in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

21.  Certain Tax Matters.

     a. The Administrator may require the holder of any Option, Stock Purchase Right, Option Stock, other Stock-based awards, or other benefits to remit to the Company, regardless of when such liability arises, an amount sufficient to satisfy any Federal, state and local tax withholding requirements associated with such Stock Right. The Administrator may, in its discretion, permit the holder of a Stock Right to satisfy any such obligation by having withheld from the shares (or where applicable, cash) to be delivered to the holder of upon exercise of an Option or Stock Purchase Right a number of shares (or, where applicable, amount of cash) sufficient to meet any such withholding requirement.

     b. If a Participant makes an election under Section 83(b) of the Code with respect to the acquisition of any Option Stock, or disposes of Option Stock acquired pursuant to the exercise of an Incentive Stock Option in a transaction deemed to be a disqualifying disposition under
          Section 421 of the Code, then, within thirty (30) days of such Section 83(b) election or disqualifying disposition, the Participant shall inform the Company of such actions.

22. Limitation on Benefits. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Compensation Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Compensation Committee.

23. Listing and Registration. If the Corporation determines that the listing, registration or qualification upon any securities exchange or upon any NASDAQ system or under any law, of shares subject to any Option is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Option may be exercised in whole or in part and no restrictions on such Option shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

24. Compliance with Securities Laws. The Corporation may require that a Optionee, as a condition to exercise of an Option, and as a condition to the delivery of any share certificate, provide to the Corporation, at the time of each such exercise and each such delivery, a written representation that the Common Stock being acquired shall be acquired by the Optionee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Corporation may also require that a Optionee submit other written representations which will permit the Corporation to comply with federal and applicable state securities laws in connection with the issuance of the Common Stock, including representations as to the knowledge and experience in financial and business matters of the Optionee and the Optionee's ability to bear the economic risk of the grantee's investment. The Corporation may require that the Optionee obtain a "purchaser representative" as that term is defined in applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws. The Corporation may notify its transfer agent to stop any transfer of shares of Common Stock not made in compliance with these restrictions. Common Stock shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or NASDAQ system upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Compensation Committee.

25. Governing Law. The validity, construction and effect of the Plan, of Options granted pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Compensation Committee relating to the Plan or such grants of Options, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Nevada, without regard to its conflict of laws rules and principles.

26. Plan Subject to Articles of Incorporation and By-Laws. This Plan is subject to the Articles of Incorporation and By-Laws of the Corporation, as they may be amended from time to time.

27.  Miscellaneous.

     a. Upon receipt of any shares of Common Stock under the Plan, if the Company requires its shareholders to enter into a shareholders agreement at the time of their acquisition of Common Stock, then, as a condition to the receipt of shares under the Plan, the Administrator may require the holder of an Award to execute and deliver to the Company a shareholders agreement in substantially the form in use at the time of exercise or receipt of shares. This requirement shall not apply if either: (i) the holder of the Award has previously executed and delivered such shareholder agreement, it is in effect at the time the holder of Award receives the shares, and the shareholders agreement would cover the shares received under the Plan; or (ii) such shareholders agreement is no longer in effect with respect to other holders of Common Stock.

     b.   The  Administrator  may,  in its  discretion,  subject  any  Award  to repurchase rights provisions. The terms and conditions of any repurchase rights will be established by the Administrator in its sole discretion and shall be set forth in the agreement representing the Award. To ensure that shares of Common Stock subject to a repurchase right under this Section 22(b) will be available for repurchase, the Administrator may require the holder of an Award to deposit the certificate or certificates evidencing such shares with an agent designated by the Administrator under the terms and conditions of escrow and security agreements approved by the Administrator.

     c. The Administrator may, in its discretion, subject any Award consisting of Common Stock to right of first refusal provisions. The terms and conditions of any right of first refusal provisions will be established by the Administrator in its sole discretion and set forth in the agreement representing the Award.



Adopted as of this 25th day of November 2008.